SECURITIES AND EXCHANGE COMMISSION


                         Washington, D.C.  20549


                                --------


                                FORM 8-K




                              CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of

                     the Securities Exchange Act of 1934



   Date of Report:  (Date of earliest event reported):  April 15, 1994




                       Digital Equipment Corporation

       ________________________________________________________________

            (Exact name of registrant as specified in its charter)




         Massachusetts                0-5296               04-2226590

   _______________________________________________________________________

   (State or other jurisdiction of     (Commission     (I.R.S. Employer

   incorporation or organization)      File Number)    Identification No.)




        146 Main Street, Maynard, Massachusetts          01754

     _______________________________________________________________

     (Address of principal executive offices)           (Zip Code)



   Registrant's telephone number, including area code:   (508) 493-5111






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       (Former name or former address, if changed since last report)







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Item 5.  Other Information.


     On April 15, 1994, the registrant released its operating results for the quarter ended April 2, 1994.


     On April 18, 19 and 20, 1994, the registrant was named as a defendant in class action lawsuits filed in the U.S. District Court for the Southern

District of New York and the U.S. District Court for the District of

Massachusetts involving alleged violations of the Federal securities laws in connection with its offering of Depositary Shares representing its

Series A 8 7/8% Cumulative Preferred Stock and trading in its securities prior to the release of its financial results for the quarter ended April

2, 1994.  The directors and certain officers of the registrant were also named as defendants in one or more of these actions.


Item 7.   Financial Statements, Pro Forma Financial Information and

Exhibits.


Exhibit No.


 99         Relevant portions of press release of registrant dated

            April 15, 1994 announcing the registrant's operating results for the quarter ended April 2, 1994.































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                                SIGNATURE


          Pursuant to the requirements of Section 12 of the Securities

Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                DIGITAL EQUIPMENT CORPORATION

                                  (Registrant)


                                By  /s/ Gail S. Mann

                                    Gail S. Mann

                                    Assistant General Counsel, Clerk

                                    and Secretary


Date:  April 21, 1994








































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